 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.07 Submission of Matters to a Vote of Security Holders.

Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

Signatures

Exhibits

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 25, 2014, Optical Cable Corporation (“OCC” or the “Company”) held its annual meeting of shareholders at the Green Ridge Recreation Center, 7415 Wood Haven Road, Roanoke, Virginia for the purposes of (1) electing five directors from the slate of directors nominated in accordance with OCC’s bylaws to serve until the next annual meeting of shareholders, (2) ratifying the appointment of KPMG LLP as the independent registered public accounting firm for OCC and (3) approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

1. Election of Directors. Each of the following directors were elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The vote regarding such directors was as follows:

Directors	Common Share Votes For	Common Share Votes Withheld	Common Share Broker Non-Votes
Neil D. Wilkin, Jr.	3,047,320	986,977	2,016,404
Randall H. Frazier	3,038,399	995,898	2,016,404
John M. Holland	3,045,547	988,750	2,016,404
Craig H. Weber	3,042,885	991,412	2,016,404
John B. Williamson, III	3,410,849	623,448	2,016,404

2. Ratification of KPMG LLP. KPMG was ratified as the independent registered public accounting firm for OCC. The vote regarding the ratification was as follows:

Number of Common Share Votes For	5,980,520
Number of Common Share Votes Against	25,049
Number of Common Share Votes Abstain	45,132
Number of Common Share Broker Non-Votes	—

3. Approval, on a non-binding advisory basis, of the compensation to the Company’s named executive officers. The compensation of the Company’s named executive officers was approved on a non-binding advisory basis. The vote regarding the approval was as follows:

Number of Common Share Votes For	3,413,332
Number of Common Share Votes Against	542,804
Number of Common Share Votes Abstain	78,161
Number of Common Share Broker Non-Votes	2,016,404

No other matters were voted upon at the annual meeting of shareholders.

Item 7.01 Regulation FD Disclosure.

On March 25, 2014, following the formal portion of the shareholder meeting, Mr. Neil Wilkin, Chairman of the Board, President and CEO, provided a brief presentation on the Company. The presentation materials are attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. All information in Exhibit 99.1 speaks as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 25, 2014. (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: March 26, 2014

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

99.1	Presentation Materials from Shareholder Meeting on March 25, 2014. (FILED HEREWITH)

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